Weyerhaeuser Company						Exhibit 99.2
Q4.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Net Sales	$1,736	$1,964	$1,915	$1,788	$1,768	$7,403	$7,254
Cost of products sold	1,361	1,499	1,504	1,399	1,412	5,763	5,716
Gross margin	375	465	411	389	356	1,640	1,538
Selling expenses	28	27	28	29	29	112	125
General and administrative expenses	88	88	73	89	105	338	404
Research and development expenses	7	7	5	8	10	27	33
Charges for restructuring, closures and impairments	19	8	10	7	370	44	377
Other operating income, net	(75)	(65)	(23)	(38)	(3)	(201)	(35)
Operating income	308	400	318	294	(155)	1,320	634
Interest income and other	9	11	7	10	16	37	55
Interest expense, net of capitalized interest	(83)	(83)	(88)	(90)	(113)	(344)	(369)
Earnings from continuing operations before income taxes	234	328	237	214	(252)	1,013	320
Income taxes	(50)	(59)	(39)	(37)	270	(185)	171
Earnings from continuing operations	184	269	198	177	18	828	491
Earnings from discontinued operations, net of income taxes	10	22	966	—	36	998	72
Net earnings	194	291	1,164	177	54	1,826	563
Dividends on preference shares	(11)	(11)	(11)	(11)	(11)	(44)	(23)
Net earnings attributable to Weyerhaeuser common shareholders	$183	$280	$1,153	$166	$43	$1,782	$540

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.29	$0.44	$0.35	$0.32	$0.01	$1.41	$0.82
Discontinued operations	0.02	0.04	1.82	—	0.06	1.79	0.13
Net earnings per share	$0.31	$0.48	$2.17	$0.32	$0.07	$3.20	$0.95
Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.29	$0.43	$0.35	$0.31	$0.01	$1.40	$0.82
Discontinued operations	0.02	0.04	1.80	—	0.06	1.78	0.13
Net earnings per share	$0.31	$0.47	$2.15	$0.31	$0.07	$3.18	$0.95
Dividends paid per common share	$0.22	$0.22	$0.29	$0.29	$0.22	$1.02	$0.81
Weighted average shares outstanding (in thousands):
Basic	584,915	586,061	531,913	524,838	583,610	556,705	566,329
Diluted	589,312	589,766	536,012	529,411	588,616	560,899	571,239
Common shares outstanding at end of period (in thousands)	584,961	586,698	525,485	524,474	583,548	524,474	583,548

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Net earnings	$194	$291	$1,164	$177	$54	$1,826	$563
Earnings from discontinued operations, net of income taxes	(10)	(22)	(966)	—	(36)	(998)	(72)
Interest income and other	(9)	(11)	(7)	(10)	(16)	(37)	(55)
Interest expense, net of capitalized interest	83	83	88	90	113	344	369
Income taxes	50	59	39	37	(270)	185	(171)
Operating income	308	400	318	294	(155)	1,320	634
Depreciation, depletion and amortization	123	122	123	125	125	493	458
Non-operating pension and postretirement costs (credits)	(10)	(11)	(12)	(12)	9	(45)	40
Special items	(49)	(39)	(15)	(31)	366	(134)	366
Adjusted EBITDA*	$372	$472	$414	$376	$345	$1,634	$1,498
* Non-GAAP measure - see page 8 for definition.

Weyerhaeuser Company
Q4.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013

ASSETS
Current assets:
Cash and cash equivalents	$777	$845	$1,620	$1,580	$830
Receivables, less allowances	543	590	583	525	518
Receivables for taxes	34	37	23	25	101
Inventories	626	596	578	595	542
Prepaid expenses	101	106	97	80	117
Deferred tax assets	186	128	111	228	130
Current assets of discontinued operations	48	988	—	—	88
Total current assets	2,315	3,290	3,012	3,033	2,326
Property and equipment, net	2,596	2,599	2,534	2,623	2,689
Construction in progress	140	157	215	131	112
Timber and timberlands at cost, less depletion charged to disposals	6,574	6,571	6,546	6,530	6,580
Investments in and advances to equity affiliates	189	188	186	188	190
Goodwill	40	40	40	40	42
Deferred tax assets	1	—	—	8	5
Other assets	354	419	292	289	324
Restricted financial investments held by variable interest entities	615	615	615	615	615
Noncurrent assets of discontinued operations	1,762	1,827	—	—	1,694
Total assets	$14,586	$15,706	$13,440	$13,457	$14,577

LIABILITIES AND EQUITY
Current liabilities:
Notes payable	$2	$—	$—	$—	$2
Accounts payable	365	335	351	331	343
Accrued liabilities	582	597	606	587	629
Current liabilities of discontinued operations	123	137	—	—	154
Total current liabilities	1,072	1,069	957	918	1,128
Long-term debt	4,891	4,891	4,891	4,891	4,891
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511	511	511
Deferred income taxes	387	410	338	206	285
Deferred pension and other postretirement benefits	471	422	569	1,319	516
Other liabilities	334	334	318	308	382
Noncurrent liabilities of discontinued operations	35	926	—	—	32
Total liabilities	7,701	8,563	7,584	8,153	7,745
Equity:
Total Weyerhaeuser shareholders' interest	6,852	7,092	5,856	5,304	6,795
Noncontrolling interests	3	2	—	—	3
Noncontrolling interests in discontinued operations	30	49	—	—	34
Total equity	6,885	7,143	5,856	5,304	6,832
Total liabilities and equity	$14,586	$15,706	$13,440	$13,457	$14,577

Weyerhaeuser Company
Q4.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Cash flows from operations:
Net earnings	$194	$291	$1,164	$177	$54	$1,826	$563
Noncash charges (credits) to income:
Depreciation, depletion and amortization	126	126	123	125	129	500	472
Deferred income taxes, net	36	89	45	35	(102)	205	(29)
Pension and other postretirement benefits	(47)	(44)	(13)	(48)	22	(152)	101
Share-based compensation expense	9	11	9	11	8	40	42
Charges for impairment of assets	—	1	—	1	367	2	372
Net gains on dispositions of assets and operations	(25)	(21)	(1,002)	(2)	(16)	(1,050)	(58)
Foreign exchange transaction (gains) losses	14	(12)	13	12	1	27	7
Change in:
Receivables less allowances	(1)	(47)	20	57	85	29	(27)
Receivable for taxes	67	(3)	13	(1)	(70)	76	(6)
Inventories	(88)	34	8	(20)	(13)	(66)	(13)
Real estate and land	(72)	(35)	(26)	—	13	(133)	(166)
Prepaid expenses	3	(3)	6	11	(10)	17	(26)
Accounts payable and accrued liabilities	(80)	(17)	21	(22)	(96)	(98)	(51)
Deposits on land positions and other assets	12	(4)	7	—	(7)	15	(18)
Pension and postretirement contributions	(33)	(30)	(22)	(16)	(33)	(101)	(137)
Other	(6)	(14)	(13)	(16)	16	(49)	(22)
Net cash from operations	109	322	353	304	348	1,088	1,004

Cash flows from investing activities:
Property and equipment	(51)	(83)	(105)	(115)	(110)	(354)	(261)
Timberlands reforestation	(14)	(11)	(7)	(9)	(4)	(41)	(32)
Acquisition of Longview Timber LLC, net of cash acquired	—	—	—	—	—	—	(1,581)
Net proceeds from Real Estate Divestiture, net of cash divested	—	—	707	—	—	707	—
Proceeds from sale of assets	19	1	4	4	5	28	20
Net proceeds of investments held by special purpose entities	—	—	—	—	—	—	22
Other	—	—	25	(4)	(2)	21	3
Cash from investing activities	(46)	(93)	624	(124)	(111)	361	(1,829)

Cash flows from financing activities:
Net proceeds from issuance of common shares	—	—	—	—	—	—	897
Net proceeds from issuance of preference shares	—	—	—	—	—	—	669
Net proceeds from issuance of debt	—	—	—	—	550	—	1,044
Net proceeds from issuance of Weyerhaeuser Real Estate Company (WRECO) debt	—	887	—	—	—	887	—
Deposit of WRECO debt proceeds into escrow	—	(887)	—	—	—	(887)	—
Cash dividends on common shares	(129)	(128)	(154)	(152)	(128)	(563)	(458)
Cash dividends on preference shares	—	(11)	(11)	(22)	(23)	(44)	(23)
Change in book overdrafts	(6)	—	(11)	—	(1)	(17)	7
Payments on debt	—	—	—	—	(1,227)	—	(1,567)
Exercises of stock options	15	39	30	35	21	119	162
Repurchase of common stock	—	—	(123)	(80)	—	(203)	—
Other	2	(1)	4	(1)	9	4	31
Cash from financing activities	(118)	(101)	(265)	(220)	(799)	(704)	762

Net change in cash and cash equivalents	(55)	128	712	(40)	(562)	745	(63)
Cash and cash equivalents at beginning of period	835	780	908	1,620	1,397	835	898
Cash and cash equivalents at end of period	$780	$908	$1,620	$1,580	$835	$1,580	$835
Cash paid (received) during the year for:
Interest, net of amount capitalized	$101	$52	$100	$66	$91	$319	$366
Income taxes	$(50)	$5	$5	$3	$12	$(37)	$8
Noncash investing and financing activity:
Acquisition of Longview Timber LLC, debt assumed	$—	$—	$—	$—	$—	$—	$1,070
Common shares tendered in WRECO divestiture	$—	$—	$1,954	$—	$—	$1,954	$—

Weyerhaeuser Company					Total Company Statistics
Q4.2014 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Net earnings attributable to Weyerhaeuser common shareholders	$183	$280	$1,153	$166	$43	$1,782	$540
Restructuring, impairments and other charges	13	5	6	4	247	28	247
Gain on sale of non-strategic asset	(14)	—	—	—	—	(14)	—
Gain on postretirement plan amendment	(29)	(29)	(15)	(25)	—	(98)	—
Loss on early extinguishment of debt	—	—	—	—	25	—	25
Tax adjustments	—	—	—	—	(168)	—	(168)
Net earnings attributable to Weyerhaeuser common shareholders before special items	153	256	1,144	145	147	1,698	644
Earnings from discontinued operations, net of income taxes	(10)	(22)	(966)	—	(36)	(998)	(72)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$143	$234	$178	$145	$111	$700	$572

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.31	$0.47	$2.15	$0.31	$0.07	$3.18	$0.95
Restructuring, impairments and other charges	0.02	0.01	0.01	0.01	0.42	0.05	0.42
Gain on sale of non-strategic asset	(0.02)	—	—	—	—	(0.02)	—
Gain on postretirement plan amendment	(0.05)	(0.04)	(0.03)	(0.05)	—	(0.18)	—
Loss on early extinguishment of debt	—	—	—	—	0.05	—	0.05
Tax adjustments	—	—	—	—	(0.29)	—	(0.30)
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.26	0.44	2.13	0.27	0.25	3.03	1.12
Earnings from discontinued operations, net of income taxes	(0.02)	(0.04)	(1.80)	—	(0.06)	(1.78)	(0.13)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.24	$0.40	$0.33	$0.27	$0.19	$1.25	$0.99

Selected Total Company Items

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Dec 31, 2013	Dec 31, 2014	Dec 31, 2013
Depreciation, depletion and amortization:
Cost of products sold	$117	$117	$117	$119	$120	$470	$435
Selling, general and administrative expenses	6	5	6	6	5	23	23
Total depreciation, depletion and amortization	$123	$122	$123	$125	$125	$493	$458

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$10	$12	$11	$12	$14	$45	$56
Pension and postretirement costs (credits) not allocated	(10)	(11)	(12)	(12)	9	(45)	40
Total company pension and postretirement costs	$—	$1	$(1)	$—	$23	$—	$96

Total decrease (increase) in working capital(1)	$(170)	$49	$106	$6	$(17)	$(9)	$(52)
Cash spent for capital expenditures	$(63)	$(92)	$(112)	$(124)	$(113)	$(391)	$(283)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company					Timberlands Segment
	Q4.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Sales to unaffiliated customers	$377	$397	$364	$359	$364	$1,497	$1,343
	Intersegment sales	238	186	218	225	215	867	799
	Total net sales	615	583	582	584	579	2,364	2,142
	Cost of products sold	431	399	432	424	425	1,686	1,592
	Gross margin	184	184	150	160	154	678	550
	Selling expenses	2	2	2	1	2	7	10
	General and administrative expenses	26	23	23	25	26	97	103
	Research and development expenses	4	3	4	5	6	16	19
	Charges for restructuring, closures and impairments	—	—	1	—	—	1	2
	Other operating income, net	(12)	(14)	(16)	(14)	(13)	(56)	(50)
	Operating income	164	170	136	143	133	613	466
	Interest income and other	—	—	—	—	1	—	4
	Net contribution to earnings	$164	$170	$136	$143	$134	$613	$470

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Operating income	$164	$170	$136	$143	$133	$613	$466
	Depreciation, depletion and amortization	52	51	51	53	51	207	166
	Adjusted EBITDA*	$216	$221	$187	$196	$184	$820	$632
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Total decrease (increase) in working capital(1)	$(29)	$(15)	$25	$8	$(7)	$(11)	$(7)
	Cash spent for capital expenditures	$(19)	$(18)	$(19)	$(18)	$(21)	$(74)	$(73)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
Third Party Net Sales (millions)	Logs:
	West	$257	$261	$227	$227	$230	$972	$828
	South	62	60	69	66	64	257	256
	Canada	6	1	5	10	4	22	19
	Total logs	325	322	301	303	298	1,251	1,103
	Chip sales	3	2	4	3	2	12	9
	Timberlands exchanges	4	28	17	3	21	52	65
	Higher and better use land sales	3	7	4	5	9	19	19
	Minerals, oil and gas	7	8	10	7	6	32	32
	Products from international operations	24	26	22	24	22	96	90
	Other products	11	4	6	14	6	35	25
	Total	$377	$397	$364	$359	$364	$1,497	$1,343
Logs Third Party Sales Realizations (per cubic meter)	West	$114.46	$109.13	$102.23	$106.73	$104.91	$108.19	$107.36
	South	$44.88	$45.16	$45.30	$45.56	$43.72	$45.23	$43.49
	Canada	$35.30	$38.04	$37.75	$38.82	$38.68	$37.58	$37.71
	International	$16.99	$16.27	$19.95	$18.64	$23.05	$18.06	$24.22
Logs Third Party Sales Volumes (cubic meters, thousands)	West	2,246	2,390	2,223	2,121	2,185	8,980	7,708
	South	1,385	1,339	1,500	1,454	1,468	5,678	5,888
	Canada	156	30	152	254	128	592	511
	International	147	139	170	148	112	604	357
	Total	3,934	3,898	4,045	3,977	3,893	15,854	14,464
Logs Fee Harvest Volumes (cubic meters, thousands)	West	2,875	2,888	2,656	2,754	2,686	11,173	8,907
	South	2,866	2,715	2,950	3,145	3,007	11,676	11,596
	International	249	249	232	260	243	990	818
	Total	5,990	5,852	5,838	6,159	5,936	23,839	21,321

	Weyerhaeuser Company					Wood Products Segment
	Q4.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Sales to unaffiliated customers	$898	$1,077	$1,048	$947	$926	$3,970	$4,009
	Intersegment sales	19	21	20	20	16	80	71
	Total net sales	917	1,098	1,068	967	942	4,050	4,080
	Cost of products sold	791	939	910	855	826	3,495	3,385
	Gross margin	126	159	158	112	116	555	695
	Selling expenses	25	23	22	24	24	94	98
	General and administrative expenses	37	30	31	32	32	130	141
	Research and development expenses	1	2	—	1	2	4	6
	Charges for restructuring, closures and impairments	—	2	—	—	11	2	13
	Other operating income, net	(1)	—	—	(1)	(1)	(2)	(4)
	Operating income	64	102	105	56	48	327	441
	Interest income and other	—	—	—	—	—	—	—
	Net contribution to earnings	$64	$102	$105	$56	$48	$327	$441

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Operating income	$64	$102	$105	$56	$48	$327	$441
	Depreciation, depletion and amortization	29	30	30	30	30	119	123
	Special items	—	—	—	—	10	—	10
	Adjusted EBITDA*	$93	$132	$135	$86	$88	$446	$574
	* Non-GAAP measure - see page 8 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Charges for restructuring, closures and impairments	$—	$—	$—	$—	$(10)	$—	$(10)

Selected Segment Items

		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Total decrease (increase) in working capital(1)	$(137)	$29	$41	$29	$40	$(38)	$(5)
	Cash spent for capital expenditures	$(18)	$(38)	$(56)	$(78)	$(61)	$(190)	$(113)
	(1) Working capital does not include cash balances.

Segment Statistics

	in millions, except for third-party sales realizations	Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
Structural Lumber (board feet)	Third party net sales	$427	$515	$500	$459	$440	$1,901	$1,873
	Third party sales realizations	$432	$427	$431	$415	$413	$426	$422
	Third party sales volumes(1)	989	1,206	1,162	1,106	1,066	4,463	4,436
	Production volumes	1,009	1,081	1,049	1,013	970	4,152	4,084
	Outside purchase volumes	78	82	91	94	83	345	354
Engineered Solid Section (cubic feet)	Third party net sales	$90	$114	$104	$94	$90	$402	$353
	Third party sales realizations	$1,959	$1,976	$2,031	$2,060	$2,006	$2,005	$1,936
	Third party sales volumes(1)	4.6	5.8	5.1	4.5	4.5	20.0	18.2
	Production volumes	4.9	5.7	5.2	4.6	4.2	20.4	18.0
	Outside purchase volumes	1.8	0.5	—	—	0.2	2.3	1.8
Engineered I-joists (lineal feet)	Third party net sales	$59	$81	$74	$63	$63	$277	$247
	Third party sales realizations	$1,454	$1,470	$1,540	$1,549	$1,485	$1,502	$1,393
	Third party sales volumes(1)	40	55	49	40	42	184	177
	Production volumes	44	55	50	33	38	182	168
	Outside purchase volumes	1	3	1	2	2	7	8
Oriented Strand Board (square feet 3/8')	Third party net sales	$148	$159	$157	$146	$161	$610	$809
	Third party sales realizations	$230	$226	$215	$206	$237	$219	$292
	Third party sales volumes(1)	641	706	732	709	678	2,788	2,772
	Production volumes	657	681	717	694	673	2,749	2,723
	Outside purchase volumes	53	51	52	61	54	217	227
Softwood Plywood (square feet 3/8')	Third party net sales	$30	$35	$42	$36	$29	$143	$144
	Third party sales realizations	$332	$348	$381	$384	$339	$362	$358
	Third party sales volumes(1)	90	102	110	93	87	395	402
	Production volumes	59	60	72	61	55	252	241
	Outside purchase volumes	33	36	31	42	40	142	155
(1) Sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company					Cellulose Fibers Segment
	Q4.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Total net sales	$461	$490	$503	$482	$478	$1,936	$1,902
	Cost of products sold	390	381	427	379	397	1,577	1,621
	Gross margin	71	109	76	103	81	359	281
	Selling expenses	4	4	3	4	3	15	17
	General and administrative expenses	20	20	18	18	17	76	79
	Research and development expenses	2	2	1	2	2	7	8
	Other operating income, net	(9)	(8)	(6)	(8)	(2)	(31)	(20)
	Operating income	54	91	60	87	61	292	197
	Interest income and other	—	—	(1)	—	4	(1)	3
	Net contribution to earnings	$54	$91	$59	$87	$65	$291	$200

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Operating income	$54	$91	$60	$87	$61	$292	$197
	Depreciation, depletion and amortization	38	39	39	39	40	155	156
	Adjusted EBITDA*	$92	$130	$99	$126	$101	$447	$353
	* Non-GAAP measure - see page 8 for definition.

Selected Segment Items

		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
	Total decrease (increase) in working capital(1)	$31	$(37)	$39	$(47)	$(12)	$(14)	$12
	Cash spent for capital expenditures	$(26)	$(35)	$(36)	$(26)	$(30)	$(123)	$(92)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
Pulp (air-dry metric tons)	Third party net sales (millions)	$363	$383	$408	$405	$390	$1,559	$1,501
	Third party sales realizations	$825	$845	$858	$886	$818	$854	$804
	Third party sales volumes (thousands)	440	454	474	458	477	1,826	1,866
	Production volumes (thousands)	459	467	465	468	450	1,859	1,815
Liquid Packaging Board (tons)	Third party net sales (millions)	$80	$87	$80	$63	$72	$310	$326
	Third party sales realizations	$1,122	$1,165	$1,185	$1,028	$1,029	$1,129	$1,068
	Third party sales volumes (thousands)	71	75	68	60	70	274	305
	Production volumes (thousands)	78	79	57	78	85	292	307

Weyerhaeuser Company					Unallocated Items
Q4.2014 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with outstanding borrowings and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
Unallocated corporate function expenses	$(7)	$(7)	$(3)	$(7)	$(12)	$(24)	$(38)
Unallocated share-based compensation	3	(6)	1	(7)	(5)	(9)	(8)
Unallocated pension & postretirement credits (costs)	55	56	35	50	(9)	196	(40)
Foreign exchange gains (losses)	(15)	13	(14)	(11)	(1)	(27)	(7)
Elimination of intersegment profit in inventory and LIFO	(19)	(1)	12	(2)	6	(10)	15
Other	9	(18)	(14)	(15)	(376)	(38)	(392)
Operating income (loss)	26	37	17	8	(397)	88	(470)
Interest income and other	9	11	8	10	11	38	48
Net contribution to earnings from continuing operations(1)	$35	$48	$25	$18	$(386)	$126	$(422)
(1) We have reclassified certain results from the prior periods to present the results of operations discontinued in 2014 separately.
Our reclassifications had no effect on net earnings or Weyerhaeuser shareholders’ interest.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
Operating income (loss)	$26	$37	$17	$8	$(397)	$88	$(470)
Depreciation, depletion and amortization	4	2	3	3	4	12	13
Non-operating pension and postretirement costs (credits)	(10)	(11)	(12)	(12)	9	(45)	40
Special items	(49)	(39)	(15)	(31)	356	(134)	356
Adjusted EBITDA*	$(29)	$(11)	$(7)	$(32)	$(28)	$(79)	$(61)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
Gain on postretirement plan amendment	$45	$45	$23	$38	$—	$151	$—
Restructuring, impairments and other charges	(18)	(6)	(8)	(7)	(356)	(39)	(356)
Gain on sale of non-strategic asset	22	—	—	—	—	22	—
Total	$49	$39	$15	$31	$(356)	$134	$(356)

Unallocated Selected Items

	Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
Total decrease (increase) in working capital(1)	$(35)	$72	$1	$16	$(38)	$54	$(52)
Cash spent for capital expenditures	$—	$(1)	$(1)	$(2)	$(1)	$(4)	$(5)
(1) Working capital does not include cash balances.

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company					Discontinued Operations
Q4.2014 Analyst Package
Preliminary results, subject to audit

Discontinued operations relate to WRECO, which was combined with TRI Pointe Homes, Inc. through a Reverse Morris Trust transaction on July 7, 2014. It was previously reported under the Real Estate segment and Unallocated Items.

Discontinued Operations Statement of Operations

in millions	Q1.2014	Q2.2014	Q3.2014	Q4.2014	Q4.2013	YTD.2014	YTD.2013
Total net sales	$248	$317	$8	$—	$488	$573	$1,275
Income (loss) from operations	$16	$27	$(1)	$—	$58	$42	$114
Income taxes	(6)	(5)	(5)	—	(22)	(16)	(42)
Net earnings (loss) from operations	10	22	(6)	—	36	26	72
Net gain on divestiture	—	—	972	—	—	972	—
Net earnings from discontinued operations	$10	$22	$966	$—	$36	$998	$72